                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                         TENDER SHARES OF COMMON STOCK
                                       OF
                            CAMBRIDGE HOLDINGS, LTD.

    As set forth in Section 3 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for shares of the $.025 par value Common Stock (the "Shares"), of Cambridge Holdings, Ltd., a Colorado corporation (the "Company"), are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Tender Agent at the address set forth below prior to the Expiration Date (as defined in the Offer to Purchase). This form may be delivered by hand to the Tender Agent or transmitted by facsimile transmission or mail to the Tender Agent and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See Section 3 of the Offer to Purchase.

                       THE TENDER AGENT FOR THE OFFER IS:

                         Corporate Stock Transfer, Inc.
                       370 Seventeenth Street, Suite 2350
                          Denver, Colorado 80202-4614

                            FACSIMILE TRANSMISSION:

                                 (303) 592-8821

                           CONFIRMATION OF RECEIPT OF
                            FACSIMILE BY TELEPHONE:

                                 (303) 595-3300

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

    THE UNDERSIGNED HEREBY TENDERS TO THE COMPANY, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER TO PURCHASE DATED NOVEMBER 24, 1998 (THE "OFFER TO PURCHASE") AND THE RELATED LETTER OF TRANSMITTAL (WHICH TOGETHER CONSTITUTE THE "OFFER"), RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE NUMBER OF SHARES (AS SUCH TERM IS DEFINED IN THE OFFER TO PURCHASE), SET FORTH BELOW, PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE.

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  NUMBER OF SHARES: __________________________________________________________

  CERTIFICATE NO(S). (IF AVAILABLE)

  ____________________________________________________________________________

  CHECK ONE BOX IF SHARES WILL BE TENDERED BY BOOK-ENTRY TRANSFER.

  / /  THE DEPOSITORY TRUST COMPANY

  / /  PHILADELPHIA DEPOSITORY TRUST COMPANY

  ACCOUNT NUMBER _____________________________________________________________

  DATED ________________________________________________________________, 1998

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  NAME(S) OF RECORD HOLDER(S):

  ____________________________________________________________________________

  ____________________________________________________________________________
                              Please Type or Print

  ADDRESS(ES) ________________________________________________________________

  ____________________________________________________________________________
                                                                     Zip Code

  AREA CODE AND TEL. NO. _____________________________________________________

  SIGNATURE(S) _______________________________________________________________

  DATED ________________________________________________________________, 1998

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    THE UNDERSIGNED, A PARTICIPANT IN THE SECURITY TRANSFER AGENT'S MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE GUARANTEE PROGRAM OR THE STOCK EXCHANGE MEDALLION PROGRAM, HEREBY REPRESENTS THAT THE ABOVE-NAMED PERSON(S) "OWN(S)" THE SHARES TENDERED HEREBY WITHIN THE MEANING OF RULE 14E-4 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND SUCH TENDER OF SHARES COMPLIES WITH SUCH RULE 14E-4, AND GUARANTEES TO DELIVER TO THE TENDER AGENT EITHER THE CERTIFICATES REPRESENTING THE SHARES TENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A BOOK-ENTRY CONFIRMATION WITH RESPECT TO SUCH SHARES, IN ANY SUCH CASE TOGETHER WITH A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, AND ANY OTHER REQUIRED DOCUMENTS WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE DATE HEREOF.

    THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE TENDER AGENT AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE TENDER AGENT WITHIN THE TIME PERIOD SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION. ALL CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE OFFER TO PURCHASE.

________________________________________________________________________________
                                  NAME OF FIRM

________________________________________________________________________________
                                    ADDRESS

________________________________________________________________________________
                                    ZIP CODE

AREA CODE AND TEL. NO. _____________________________________________________

________________________________________________________________________________
                              AUTHORIZED SIGNATURE

________________________________________________________________________________
                                     TITLE

________________________________________________________________________________
                              PLEASE TYPE OR PRINT

DATE _____________________________________________________________________, 1998

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.